                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 8, 1999


                          MENTOR GRAPHICS CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          OREGON                     0-13442                   93-0786033
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


             8005 S.W. BOECKMAN ROAD, WILSONVILLE, OREGON  97070-7777
             --------------------------------------------------------
                (Address of principal executive offices) (Zip Code)

                                  (503) 685-7000
               ----------------------------------------------------
               (Registrants' telephone number, including area code)

                                        N/A
           -------------------------------------------------------------
           (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On January 8, 1999, the Registrant issued a press release, the full text of which is set forth below:


                MENTOR GRAPHICS TERMINATES OFFER FOR QUICKTURN

WILSONVILLE, OR, JANUARY 8, 1999 -- Mentor Graphics Corporation (Nasdaq:
MENT) announced that effective today it is terminating its tender offer, proxy solicitation and its proposal to acquire Quickturn Design Systems, Inc. (Nasdaq: QKTN), and is withdrawing its call for the special meeting which had been scheduled for today.

Dr. Walden C. Rhines, President and CEO of Mentor Graphics, said: "It is clear that in any further bidding for Quickturn, Mentor faced significant barriers and therefore we determined that continued participation would not be in our shareholders' best interests. We congratulate Jack Harding and the Cadence team, and we look forward to competing with Cadence in the EDA marketplace as we have for many years. Mentor believes that emulation should be an important verification tool for designers if innovative emulation systems are made available to them.

"I particularly want to thank the many people who worked so hard to try to make this acquisition happen. They can feel justly proud that the EDA industry will be a better, more productive one. In particular, I want to thank the employees of Mentor Graphics who, despite all the distractions of this activity, kept their eye on the ball and turned in all-time record performance for Mentor in the fourth quarter of 1998. It's likely that they have taken Mentor to the #1 spot among the EDA majors, in terms of the all-important measure: product growth rate. My thanks to our customers and, again, to all of our Mentor associates," concluded Dr. Rhines.

Mentor Graphics Corporation is a world leader in electronic hardware and software design solutions, providing products and consulting services for the world's largest electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of $468 million and employs approximately 2,500 people worldwide. Company headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777. World Wide Web site: http://www.mentor.com.

Certain statements contained in this press release constitute
"forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements expressed or implied by such forward-looking statements.

Contacts: Anne M. Wagner/Ry Schwark         Todd Fogarty/Roy Winnick
          Mentor Graphics Corporation       Kekst and Company
          503/685-1462                      212/521-4800

                                    #  #  #




Certain statements contained in the press release constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors incude, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industries; (ii) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (iii) the overall instability of Asian or other economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, limitations on repatriation of earnings, licensing and intellectual property rights protection; and (iv) the Company's ability to recruit and retain necessary personnel to research and develop, market, sell and service products. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits:

            99.1 Press Release dated January 8, 1999.










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 12, 1999

                                        MENTOR GRAPHICS CORPORATION
                                               (Registrant)

                                        By:  /s/ Gregory K. Hinckley
                                             -----------------------------------
                                             Gregory K. Hinckley
                                             Executive Vice President, Chief
                                             Operating Officer and Chief
                                             Financial Officer




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                                EXHIBIT INDEX

Exhibits
--------

99.1    Press Release dated January 8, 1999.